AXA PREMIER VIP TRUST

TARGET ALLOCATION PORTFOLIOS – TARGET 2025 ALLOCATION PORTFOLIO

SUPPLEMENT DATED DECEMBER 6, 2011 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2011

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2011, of the Target 2025 Allocation Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in connection with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of the Prospectus at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding the approval by the Portfolio’s Class A shareholders of a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of the Target 2025 Allocation Portfolio (“Portfolio”).

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2011, as supplemented August 12, 2011 and December 6, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2011, as supplemented August 16, 2011 and December 6, 2011, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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Effective January 1, 2012, with respect to the Portfolio, the tables in the “Fees and Expenses of the Portfolio” section of the Prospectus under the headings “Annual Portfolio Operating Expenses” and “Example” are hereby deleted in their entirety and replaced with the information listed below:

Annual Portfolio Operating Expenses

(expenses that you may pay each year as a percentage of the value of your investment)

Target 2025 Allocation Portfolio	Class A Shares	Class B Shares
Management Fee	0.10%	0.10%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.35%	0.35%
Acquired Fund Fees and Expenses (Underlying Portfolios)	0.58%	0.58%
Total Annual Portfolio Operating Expenses	1.28%	1.28%
Fee Waiver and/or Expense Reimbursement†	-0.10%	-0.10%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18%	1.18%

†	Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2013 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, capitalized expenses, fees and expenses of other investment companies in which the Portfolio invests and extraordinary expenses) do not exceed an annual rate of 0.60% for Class A shares and Class B shares of the Portfolio. The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2013.

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$120	$396	$693	$1,536
Class B Shares	$120	$396	$693	$1,536

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Effective January 1, 2012, the last sentence in the fifth paragraph in the section entitled “Investments, Risks and Performance – Principal Investment Strategies of the Portfolio” is hereby deleted in its entirety and replaced with the following:

The Portfolio will purchase Class K shares of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

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